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                         PUTNAM HARTFORD CAPITAL ACCESS
                              SEPARATE ACCOUNT TEN
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                       SUPPLEMENT DATED DECEMBER 23, 2002
                     TO THE PROSPECTUS DATED AUGUST 5, 2002

Effective as of the close of business on January 23, 2003, the Putnam Global Asset Allocation Fund, Putnam Global Equity Fund, Putnam International Growth Fund, Putnam International Growth and Income Fund, and the Putnam International New Opportunities Fund Sub-Accounts are closed to new and subsequent premium payments and transfers of Contract Value.

You will be allowed to continue any Dollar Cost Averaging, InvestEase(R), or Asset Rebalancing Program if you enrolled in the program on or before January 23, 2003.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4261
File No. 333-50465